Exhibit h.2.i

Execution Copy

Amendment To

Sub-Transfer Agency And Shareholder Services

Agreement

This Amendment To Sub-Transfer Agency And Shareholder Services Agreement, dated as of September 18, 2017 ("Amendment"), is being entered into by and among BNY Mellon Investment Servicing (US) Inc. ("BNYM"), Virtus Fund Services, LLC ("Company") and each of the "Funds", which is hereby defined to mean each of the Investment Companies and each Portfolio of each such Investment Company listed on Schedule B to the Current Agreement (as defined below).

Background

BNYM, certain of the Funds and VP Distributors, Inc., as transfer agent to the Funds, entered into the Sub-Transfer Agency And Shareholder Services Agreement as of April 15, 2011 ("Original Agreement"). VP Distributors, LLC, the surviving entity in a merger with VP Distributors, Inc. that was effective September 22, 2011, transferred all rights and obligations as transfer agent of the Funds under the Original Agreement to the Company pursuant to an Assignment and Assumption Agreement, effective as of January 1, 2013, among VP Distributors, LLC, the Company, certain of the Funds and BNYM (the Original Agreement as so assigned and amended being the "Assigned Agreement"). BNYM, the Company and the Funds subsequently entered into amendments to the Assigned Agreement, dated as of March 21, 2014, June 1, 2014, August 19, 2014, November 12, 2014, March 24, 2015, May 28, 2015, September 1, 2015, December 10, 2015, July 27, 2016 and February 1, 2017 (the Assigned Agreement as so amended being the "Current Agreement").

BNYM, the Funds and the Company now wish to amend the Current Agreement to provide for a short term extension of the Agreement through December 31, 2017, and to add certain Funds to Schedule B.

Terms

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree to all statements made above and as follows:

1.           Modifications to Current Agreement.

(a)           The Current Agreement is hereby amended by deleting Section 13(b) and replacing it in its entirety with the following:

(b)       This Agreement shall automatically renew on the final day of the Initial Term for an additional term which will continue until December 31, 2017 and thereafter the Agreement shall automatically renew on each anniversary of December 31, 2017 for a one year period (each of the automatic renewal terms being a "Renewal Term"), unless the Company, the Fund or BNYM gives written notice to each other party of its intent not to renew and such notice is received by each other party not less than sixty (60) days prior to the expiration of the then-current Renewal Term (a "Non-Renewal Notice"). In the event a party provides a Non-Renewal Notice, this Agreement shall terminate at 11:59 PM (Eastern Time) on the last day of the Renewal Term. A Non- Renewal Notice from the Company shall constitute notice of termination of the Agreement in its entirety for the Company and all Funds and a Non-Renewal Notice from a Fund shall constitute a notice of termination of the Agreement solely with respect to the Fund providing the Non-Renewal Notice.

Execution Copy

(b)           The Current Agreement is hereby amended by deleting Schedule B in its entirety and replacing it with the Schedule B attached to Amendment.

2.           Adoption of Amended Agreement by Each New Fund. Each Fund that has been added to Schedule B by virtue of this Amendment acknowledges and agrees that (i) by virtue of its execution of this Amendment, it becomes and is a party to the Current Agreement as amended by this Amendment ("Amended Agreement") as of the date first written above, or if BNYM commenced providing services to the Fund prior to the date first written above, as of the date BNYM first provided services to the Fund, and (ii) it is bound by all terms and conditions of the Amended Agreement as of such date. The term "Fund" has the same meaning in this Amendment as it has in the Current Agreement.

3.           Remainder of Current Agreement. Except as specifically modified by this Amendment, all terms and conditions of the Current Agreement shall remain in full force and effect.

4.           Governing Law. The governing law of the Current Agreement shall be the governing law of this Amendment.

5.           Entire Agreement. This Amendment constitutes the final, complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Current Agreement.

6.           Facsimile Signatures; Counterparts. This Amendment may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed copies of this Amendment or of executed signature pages to this Amendment by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment.

Execution Copy

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BNY Mellon Investment Servicing (US) Inc.		Virtus Equity Trust
Virtus Opportunities Trust
By:	/s/ Armando Fernandez	Virtus Asset Trust
Virtus Alternative Solutions Trust
Name:	Armando Fernandez	Virtus Retirement Trust
On behalf of each Fund in its
Title:	Vice President	individual and separate capacity, and
not on behalf of any other Fund

		By:	/s/ Heidi Griswold

Virtus Fund Services, LLC		Name:	Heidi Griswold

By:	/s/ Heidi Griswold	Title:	Vice President

Name:	Heidi Griswold

Title:	Vice President

Execution Copy

SCHEDULE B

(Dated: September 18, 2017)

THIS SCHEDULE B is Schedule B to that certain Sub-Transfer Agency And Shareholder Services Agreement, dated as of April 15, 2011, by and among BNY Mellon Investment Servicing (US) Inc., Virtus Fund Services, LLC (under the name of its predecessor in interest, VP Distributors, Inc.) and the Funds, as further set forth below.

Portfolios

Investment Company:	Virtus Alternative Solutions Trust

Portfolios:

Virtus Newfleet Credit Opportunities Fund A (formerly, Virtus Credit Opportunities Fund A)

Virtus Newfleet Credit Opportunities Fund C (formerly,Virtus Credit Opportunities Fund C )

Virtus Newfleet Credit Opportunities Fund I (formerly, Virtus Credit Opportunities Fund I)

Virtus Newfleet Credit Opportunities Fund R6 (formerly, Virtus Credit Opportunities Fund R6)

Virtus Aviva Multi-Strategy Target Return Fund A (formerly, Virtus Multi-Strategy Target Return Fund A)

Virtus Aviva Multi-Strategy Target Return Fund C (formerly, Virtus Multi-Strategy Target Return Fund C)

Virtus Aviva Multi-Strategy Target Return Fund I (formerly, Virtus Multi-Strategy Target Return Fund I)

Virtus Aviva Multi-Strategy Target Return Fund R6

Virtus Duff & Phelps Select MLP Energy Fund A (formerly, Virtus Select MLP and Energy Fund A)

Virtus Duff & Phelps Select MLP Energy Fund C (formerly, Virtus Select MLP and Energy Fund C)

Virtus Duff & Phelps Select MLP Energy Fund I (formerly, Virtus Select MLP and Energy Fund I)

Virtus Strategic Income Fund A – Closed 5/10/20171

Virtus Strategic Income Fund C- Closed 5/10/2017

Virtus Strategic Income Fund I – Closed 5/10/2017

Investment Company:	Virtus Asset Trust[2]

Portfolios:

Virtus Ceredex Large-Cap Value Equity-A

Virtus Ceredex Large-Cap Value Equity-C

Virtus Ceredex Large-Cap Value Equity-I

Virtus Ceredex Large-Cap Value Equity-Is

Virtus Ceredex Mid-Cap Value Equity-A

Virtus Ceredex Mid-Cap Value Equity-C

Virtus Ceredex Mid-Cap Value Equity-I

Virtus Ceredex Mid-Cap Value Equity-IS

Virtus Ceredex Small-Cap Value Equity-A

Virtus Ceredex Small-Cap Value Equity-C

Virtus Ceredex Small-Cap Value Equity-I

Virtus Conservative Allocation Strategy-A

Virtus Conservative Allocation Strategy-C

Virtus Conservative Allocation Strategy-I

Virtus Growth Allocation Strategy-A

Virtus Growth Allocation Strategy-C

Virtus Growth Allocation Strategy-I

Virtus Seix Core Bond-A

Virtus Seix Core Bond-I

Virtus Seix Core Bond-IS

Virtus Seix Core Bond-R

1 Liquidated on May 10, 2017. Will not appear on future Schedule B.

2 BNYM expected to commence services on September 18, 2017.

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Virtus Seix Corporate Bond-A

Virtus Seix Corporate Bond-C

Virtus Seix Corporate Bond-I

Virtus Seix Floating Rate High Income-A

Virtus Seix Floating Rate High Income-C

Virtus Seix Floating Rate High Income-I

Virtus Seix Floating Rate High Income-IS

Virtus Seix Georgia Tax-Exempt Bond-A

Virtus Seix Georgia Tax-Exempt Bond-I

Virtus Seix High Grade Municipal Bond-A

Virtus Seix High Grade Municipal Bond-I

Virtus Seix High Income-A

Virtus Seix High Income-I

Virtus Seix High Income-IS

Virtus Seix High Income-R

Virtus Seix High Yield-A

Virtus Seix High Yield-I

Virtus Seix High Yield-IS

Virtus Seix High Yield-R

Virtus Seix Investment Grade Tax-Ex Bond-A

Virtus Seix Investment Grade Tax-Ex Bond-I

Virtus Seix Limited Duration-I

Virtus Seix North Carolina Tax-Exempt Bond-A

Virtus Seix North Carolina Tax-Exempt Bond-I

Virtus Seix Short-Term Bond-A

Virtus Seix Short-Term Bond-C

Virtus Seix Short-Term Bond-I

Virtus Seix Short-Term Municipal Bond-A

Virtus Seix Short-Term Municipal Bond-I

Virtus Seix Total Return Bond-A

Virtus Seix Total Return Bond-I

Virtus Seix Total Return Bond-IS

Virtus Seix Total Return Bond-R

Virtus Seix Ultra-Short Bond-I

Virtus Seix US Government Security Ultra-Short Bond-I

Virtus Seix US Government Security Ultra-Short Bond-IS

Virtus Seix US Mortgage-A

Virtus Seix US Mortgage-C

Virtus Seix US Mortgage-I

Virtus Seix Virginia Intermediate Municipal Bond-A

Virtus Seix Virginia Intermediate Municipal Bond-I

Virtus Silvant Large-Cap Growth Stock-A

Virtus Silvant Large-Cap Growth Stock-C

Virtus Silvant Large-Cap Growth Stock-I

Virtus Silvant Large-Cap Growth Stock-IS

Virtus Silvant Small-Cap Growth Stock-A

Virtus Silvant Small-Cap Growth Stock-C

Virtus Silvant Small-Cap Growth Stock-I

Virtus Silvant Small-Cap Growth Stock-IS

Virtus WCM International Equity-A

Virtus WCM International Equity-I

Virtus WCM International Equity-IS

Virtus Zevenbergen Innovative Growth Stock-A

Virtus Zevenbergen Innovative Growth Stock-I

Execution Copy

Investment Company:	Virtus Equity Trust

Portfolios:

Strategic Allocation A (formerly Virtus Balanced Fund A)

Strategic Allocation C (formerly Virtus Balanced Fund C

Virtus Contrarian Value Fund A

Virtus Contrarian Value Fund C

Virtus Contrarian Value Fund I

Virtus Contrarian Value Fund R6

Rampart Enhanced Core Equity A (formerly Virtus Growth & Income Fund A))

Rampart Enhanced Core Equity C (formerly Virtus Growth & Income Fund C)

Rampart Enhanced Core Equity I (formerly Virtus Growth & Income Fund I)

Virtus KAR Global Quality Dividend Fund A (formerly Global Quality Dividend Fund A)

Virtus KAR Global Quality Dividend Fund C (formerly Global Quality Dividend Fund C)

Virtus KAR Global Quality Dividend Fund I (formerly Global Quality Dividend Fund I)

Virtus KAR Mid-Cap Core Fund A (formerly, Virtus Mid-Cap Core Fund A)

Virtus KAR Mid-Cap Core Fund C (formerly, Virtus Mid-Cap Core Fund C)

Virtus KAR Mid-Cap Core Fund I (formerly, Virtus Mid-Cap Core Fund I)

Virtus KAR Mid-Cap Growth Fund A (formerly, Virtus Mid-Cap Growth Fund A)

Virtus KAR Mid-Cap Growth Fund C (formerly, Virtus Mid-Cap Growth Fund C)

Virtus KAR Mid-Cap Growth Fund I (formerly, Virtus Mid-Cap Growth Fund I)

Virtus KAR Small-Cap Value Fund A (formerly, Virtus Quality Small-Cap Fund A)

Virtus KAR Small-Cap Value Fund C (formerly, Virtus Quality Small-Cap Fund C)

Virtus KAR Small-Cap Value Fund I (formerly, Virtus Quality Small-Cap Fund I)

Virtus KAR Small-Cap Value Fund R6

Virtus KAR Small-Cap Core Fund A (formerly, Virtus Small-Cap Core Fund A)

Virtus KAR Small-Cap Core Fund C (formerly, Virtus Small-Cap Core Fund C)

Virtus KAR Small-Cap Core Fund I (formerly, Virtus Small-Cap Core Fund I)

Virtus KAR Small-Cap Core Fund R6 (formerly, Virtus Small-Cap Core Fund R6)

Virtus KAR Small-Cap Growth Fund A (formerly, Virtus Small-Cap Sustainable Growth Fund A)

Virtus KAR Small-Cap Growth Fund C (formerly, Virtus Small-Cap Sustainable Growth Fund C)

Virtus KAR Small-Cap Growth Fund I (formerly, Virtus Small-Cap Sustainable Growth Fund I)

Virtus KAR Capital Growth Fund A (formerly, Virtus Strategic Growth Fund A)

Virtus KAR Capital Growth Fund C (formerly, Virtus Strategic Growth Fund C)

Virtus KAR Capital Growth Fund I (formerly, Virtus Strategic Growth Fund I)

Virtus Tactical Allocation Fund A

Virtus Tactical Allocation Fund C

Investment Company:	Virtus Insight Trust[3]

Portfolios:

Virtus Vontobel Emerging Markets Opportunities Fund A (formerly, Virtus Emerging Markets Opportunities Fund A)

Virtus Vontobel Emerging Markets Opportunities Fund C (formerly, Virtus Emerging Markets Opportunities Fund C)

Virtus Vontobel Emerging Markets Opportunities Fund I (formerly, Virtus Emerging Markets Opportunities Fund I)

Virtus Vontobel Emerging Markets Opportunities Fund R6 (formerly, Virtus Emerging Markets Opportunities Fund R6)

Virtus Newfleet Low Duration Income Fund A (formerly, Virtus Low Duration Income Fund A)

Virtus Newfleet Low Duration Income Fund C (formerly,Virtus Low Duration Income Fund C)

Virtus Newfleet Low Duration Income Fund I (formerly,Virtus Low Duration Income Fund I)

Virtus Newfleet Tax-Exempt Bond Fund A (formerly, Virtus Tax-Exempt Bond Fund A)

Virtus Newfleet Tax-Exempt Bond Fund C (formerly, Virtus Tax-Exempt Bond Fund C)

Virtus Newfleet Tax-Exempt Bond Fund I (formerly, Virtus Tax-Exempt Bond Fund I)

Investment Company:	Virtus Opportunities Trust

3 All Portfolios merged into Virtus Opportunities Trust September 23, 2016.

Execution Copy

Portfolios:

Virtus Multi-Asset Trend Fund A

Virtus Multi-Asset Trend Fund C

Virtus Multi-Asset Trend Fund I

Virtus Sector Trend Fund A

Virtus Sector Trend Fund C

Virtus Sector Trend Fund I

Virtus Alternatives Diversifier Fund A

Virtus Alternatives Diversifier Fund C

Virtus Alternatives Diversifier Fund I

Virtus Newfleet Bond Fund A (formerly, Virtus Bond Fund A)

Virtus Newfleet Bond Fund C (formerly, Virtus Bond Fund C)

Virtus Newfleet Bond Fund I (formerly, Virtus Bond Fund I)

Virtus Newfleet Bond Fund R6

Virtus Newfleet CA Tax-Exempt Bond Fund A (formerly, Virtus CA Tax-Exempt Bond Fund A)

Virtus Newfleet CA Tax-Exempt Bond Fund I (formerly, Virtus CA Tax-Exempt Bond Fund I)

Virtus Dynamic Trend Fund A4

Virtus Dynamic Trend Fund B4

Virtus Dynamic Trend Fund C4

Virtus Dynamic Trend Fund I4

Virtus Dynamic Trend Fund R64

Virtus Emerging Markets Debt Fund A Closed 5/10/20175

Virtus Emerging Markets Debt Fund C Closed 5/10/2017

Virtus Emerging Markets Debt Fund I Closed 5/10/2017

Virtus Emerging Markets Equity Income Fund A Closed 3/15/20176

Virtus Emerging Markets Equity Income Fund C Closed 3/15/2017

Virtus Emerging Markets Equity Income Fund I Closed 3/15/2017

Virtus KAR Emerging Markets Small-Cap Fund A (formerly, Virtus Emerging Markets Small-Cap Fund A)

Virtus KAR Emerging Markets Small-Cap Fund C (formerly, Virtus Emerging Markets Small-Cap Fund C)

Virtus KAR Emerging Markets Small-Cap Fund I (formerly, Virtus Emerging Markets Small-Cap Fund I)

Virtus Essential Resources Fund A Closed 3/15/20176

Virtus Essential Resources Fund C Closed 3/15/2017

Virtus Essential Resources Fund I Closed 3/15/2017

Virtus Vontobel Foreign Opportunities Fund A (formerly, Virtus Foreign Opportunities Fund A)

Virtus Vontobel Foreign Opportunities Fund C (formerly, Virtus Foreign Opportunities Fund C)

Virtus Vontobel Foreign Opportunities Fund I (formerly, Virtus Foreign Opportunities Fund I)

Virtus Vontobel Foreign Opportunities Fund R6 (formerly, Virtus Foreign Opportunities Fund R6)

Virtus Duff & Phelps Global Infrastructure Fund A (formerly, Virtus Global Infrastructure Fund A)

Virtus Duff & Phelps Global Infrastructure Fund C (formerly, Virtus Global Infrastructure Fund C)

Virtus Duff & Phelps Global Infrastructure Fund I (formerly, Virtus Global Infrastructure Fund I)

Virtus Vontobel Global Opportunities Fund A (formerly, Virtus Global Opportunities Fund A)

Virtus Vontobel Global Opportunities Fund C (formerly, Virtus Global Opportunities Fund C)

Virtus Vontobel Global Opportunities Fund I (formerly, Virtus Global Opportunities Fund I)

Virtus Global Equity Trend Fund A

Virtus Global Equity Trend Fund C

Virtus Global Equity Trend Fund I

Virtus Duff & Phelps Global Real Estate Securities Fund A (formerly, Virtus Global Real Estate Securities Fund A)

Virtus Duff & Phelps Global Real Estate Securities Fund C (formerly, Virtus Global Real Estate Securities Fund C)

Virtus Duff & Phelps Global Real Estate Securities Fund I (formerly, Virtus Global Real Estate Securities Fund I)

Virtus Duff & Phelps Global Real Estate Securities Fund R6

Virtus Vontobel Greater European Opportunities Fund A (formerly, Virtus Greater European Opportunities Fund A)

4 Merged into another Portfolio of Virtus Opportunities Trust on February 5, 2016. Will not appear on future Schedule B.

5 Liquidated on May 10, 2017. Will not appear on future Schedule B.

6 Liquidated on March 15, 2017. Will not appear on future Schedule B.

Execution Copy

Vontobel Greater European Opportunities Fund C (formerly, Virtus Greater European Opportunities Fund C)

Virtus Vontobel Greater European OppVirtusortunities Fund I (formerly, Virtus Greater European Opportunities Fund I)

Virtus Herzfeld Fund A

Virtus Herzfeld Fund C

Virtus Herzfeld Fund I

Virtus Newfleet High Yield Fund A (formerly, Virtus High Yield Fund A)

Virtus Newfleet High Yield Fund C (formerly, Virtus High Yield Fund C)

Virtus Newfleet High Yield Fund I (formerly, Virtus High Yield Fund I)

Virtus Newfleet High Yield Fund R6

Virtus Newfleet Low Duration Income Fund A (formerly, Virtus Low Duration Income Fund A)

Virtus Newfleet Low Duration Income Fund C (formerly, Virtus Low Duration Income Fund C)

Virtus Newfleet Low Duration Income Fund I (formerly, Virtus Low Duration Income Fund I)

Virtus Newfleet Tax-Exempt Bond Fund A (formerly, Virtus Tax Exempt Bond Fund A)

Virtus Newfleet Tax-Exempt Bond Fund C (formerly, Virtus Tax Exempt Bond Fund C)

Virtus Newfleet Tax-Exempt Bond Fund I (formerly, Virtus Tax Exempt Bond Fund I)

Virtus Duff & Phelps International Equity Fund A (formerly, Virtus International Equity Fund A)

Virtus Duff & Phelps International Equity Fund C (formerly, Virtus International Equity Fund C)

Virtus Duff & Phelps International Equity Fund I (formerly, Virtus International Equity Fund I)

Virtus Duff & Phelps International Real Estate Securities Fund A (formerly, Virtus International Real Estate Securities Fund A)

Virtus Duff & Phelps International Real Estate Securities Fund C (formerly, Virtus International Real Estate Securities Fund C)

Virtus Duff & Phelps International Real Estate Securities Fund I (formerly, Virtus International Real Estate Securities Fund I)

Virtus KAR International Small-Cap Fund A (formerly, Virtus International Small-Cap Fund A)

Virtus KAR International Small-Cap Fund C (formerly, Virtus International Small-Cap Fund C)

Virtus KAR International Small-Cap Fund I (formerly, Virtus International Small-Cap Fund I)

Virtus KAR International Small-Cap Fund R6 (formerly, Virtus International Small-Cap Fund R6)

Virtus Horizon International Wealth Masters Fund A (formerly, Virtus International Wealth Masters Fund A)

Virtus Horizon International Wealth Masters Fund C (formerly, Virtus International Wealth Masters Fund C)

Virtus Horizon International Wealth Masters Fund I (formerly, Virtus International Wealth Masters Fund I)

Virtus Rampart Low Volatility Equity Fund A (formerly, Virtus Low Volatility Equity Fund A)

Virtus Rampart Low Volatility Equity Fund C (formerly, Virtus Low Volatility Equity Fund C)

Virtus Rampart Low Volatility Equity Fund I (formerly, Virtus Low Volatility Equity Fund I)

Virtus Newfleet Multi-Sector Intermediate Bond Fund A (formerly, Virtus Multi-Sector Intermediate Bond Fund A)

Virtus Newfleet Multi-Sector Intermediate Bond Fund C (formerly, Virtus Multi-Sector Intermediate Bond Fund C)

Virtus Newfleet Multi-Sector Intermediate Bond Fund I (formerly, Virtus Multi-Sector Intermediate Bond Fund I)

Virtus Newfleet Multi-Sector Intermediate Bond Fund R6 (formerly, Virtus Multi-Sector Intermediate Bond Fund R6)

Virtus Newfleet Multi-Sector Short Term Bond Fund A (formerly, Virtus Multi-Sector Short Term Bond Fund A)

Virtus Newfleet Multi-Sector Short Term Bond Fund C (formerly, Virtus Multi-Sector Short Term Bond Fund C)

Virtus Newfleet Multi-Sector Short Term Bond Fund I (formerly, Virtus Multi-Sector Short Term Bond Fund I)

Virtus Newfleet Multi-Sector Short Term Bond Fund C1 (formerly, Virtus Multi-Sector Short Term Bond Fund T)

Virtus Newfleet Multi-Sector Short Term Bond Fund R6

Virtus Equity Trend Fund A

Virtus Equity Trend Fund C

Virtus Equity Trend Fund I

Virtus Equity Trend Fund R6

Virtus Duff & Phelps Real Estate Securities Fund A (formerly, Virtus Real Estate Securities Fund A)

Virtus Duff & Phelps Real Estate Securities Fund C (formerly, Virtus Real Estate Securities Fund C)

Virtus Duff & Phelps Real Estate Securities Fund I (formerly, Virtus Real Estate Securities Fund I)

Virtus Duff & Phelps Real Estate Securities Fund R6 (formerly, Virtus Real Estate Securities Fund R6)

Virtus Newfleet Senior Floating Rate Fund A (formerly, Virtus Senior Floating Rate Fund A)

Virtus Newfleet Senior Floating Rate Fund C (formerly, Virtus Senior Floating Rate Fund C)

Virtus Newfleet Senior Floating Rate Fund I (formerly, Virtus Senior Floating Rate Fund I)

Virtus Newfleet Senior Floating Rate Fund R6

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Virtus Horizon Wealth Masters Fund A (formerly, Virtus Wealth Masters Fund A)

Virtus Horizon Wealth Masters Fund C (formerly, Virtus Wealth Masters Fund C)

Virtus Horizon Wealth Masters Fund I (formerly, Virtus Wealth Masters Fund I)

Virtus Vontobel Emerging Markets Opportunities Fund A (formerly Virtus Emerging Markets Opportunities Fund A)

Virtus Vontobel Emerging Markets Opportunities Fund C (formerly Virtus Emerging Markets Opportunities Fund C)

Virtus Vontobel Emerging Markets Opportunities Fund I (formerly Virtus Emerging Markets Opportunities Fund I)

Virtus Vontobel Emerging Markets Opportunities Fund R6 (formerly Virtus Emerging Markets Opportunities Fund R6)

Investment Company:	Virtus Retirement Trust

Portfolios:

Virtus DFA 2015 Target Date Retirement Income Fund A

Virtus DFA 2015 Target Date Retirement Income Fund I

Virtus DFA 2015 Target Date Retirement Income Fund R6

Virtus DFA 2020 Target Date Retirement Income Fund A

Virtus DFA 2020 Target Date Retirement Income Fund I

Virtus DFA 2020 Target Date Retirement Income Fund R6

Virtus DFA 2025 Target Date Retirement Income Fund A

Virtus DFA 2025 Target Date Retirement Income Fund I

Virtus DFA 2025 Target Date Retirement Income Fund R6

Virtus DFA 2030 Target Date Retirement Income Fund A

Virtus DFA 2030 Target Date Retirement Income Fund I

Virtus DFA 2030 Target Date Retirement Income Fund R6

Virtus DFA 2035 Target Date Retirement Income Fund A

Virtus DFA 2035 Target Date Retirement Income Fund I

Virtus DFA 2035 Target Date Retirement Income Fund R6

Virtus DFA 2040 Target Date Retirement Income Fund A

Virtus DFA 2040 Target Date Retirement Income Fund I

Virtus DFA 2040 Target Date Retirement Income Fund R6

Virtus DFA 2045 Target Date Retirement Income Fund A

Virtus DFA 2045 Target Date Retirement Income Fund I

Virtus DFA 2045 Target Date Retirement Income Fund R6

Virtus DFA 2050 Target Date Retirement Income Fund A

Virtus DFA 2050 Target Date Retirement Income Fund I

Virtus DFA 2050 Target Date Retirement Income Fund R6

Virtus DFA 2055 Target Date Retirement Income Fund A

Virtus DFA 2055 Target Date Retirement Income Fund I

Virtus DFA 2055 Target Date Retirement Income Fund R6

Virtus DFA 2060 Target Date Retirement Income Fund A

Virtus DFA 2060 Target Date Retirement Income Fund I

Virtus DFA 2060 Target Date Retirement Income Fund R6

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